SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 1998



                           PARKER & PARSLEY 83-B, LTD.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




            Texas                       2-81398B                 75-1907245
-------------------------------        -----------        ----------------------
(State or other jurisdiction of        Commission            (I.R.S. Employer
incorporation or organization)         File Number        Identification Number)




303 West Wall, Suite 101, Midland, Texas                          79701
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip code)



       Registrant's Telephone Number, including area code : (915) 683-4768


                                 Not applicable
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)




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                           Parker & Parsley 83-B, Ltd.



Item 4.   Changes in Registrant's Certifying Accountants

The general partner of Parker & Parsley 83-B, Ltd. (the "Partnership"), Pioneer Natural Resources USA, Inc., has approved the engagement of Ernst & Young LLP as the Partnership's independent auditors for the fiscal year ending December 31, 1998. Ernst & Young LLP will replace the firm of KPMG Peat Marwick LLP, which was dismissed as auditors of the Partnership after completing the audit of the Partnership for the fiscal year ending December 31, 1997.

The reports of KPMG Peat Marwick LLP on the Partnership's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Partnership's financial statements for each of the two fiscal years ended December 31, 1997 and 1996, there were no disagreements with KPMG Peat Marwick LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG Peat Marwick LLP would have caused KPMG Peat Marwick LLP to make reference to the matter in their report.

The Partnership requested KPMG Peat Marwick LLP to furnish the Partnership with a letter addressed to the Securities and Exchange Commission stating whether KPMG Peat Marwick LLP agrees with the above statements. A copy of that letter is included as Exhibit 16.1 to the report on Form 8-K.


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                               S I G N A T U R E S


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PARKER & PARSLEY 83-B, LTD.

                                        By:  Pioneer Natural Resources USA, Inc.
                                               Managing General Partner



Date:  April 2, 1998                By:     /s/ Rich Dealy
                                        ----------------------------------------
                                            Rich Dealy
                                            Vice President and
                                            Chief Accounting Officer



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Exhibit Index                                                              Page


  16.1*   Letter from the independent certified public accountants          5




* Filed herewith.





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                                                                   Exhibit 16.1


                              KPMG Peat Marwick LLP
                         300 North Marienfeld, Suite 300
                              Midland, Texas 79701




April 1, 1998



Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

We were previously principal accountants for Parker & Parsley 83-B, Ltd. and, under the date of March 20, 1998, we reported on the financial statements of Parker & Parsley 83-B, Ltd. as of and for the years ended December 31, 1997 and 1996. On March 28, 1998, our appointment as principal accountants was terminated. We have read Parker & Parsley 83-B, Ltd.'s statements included under
Item 4 of its Form 8-K dated March 31, 1998 and we agree with such statements.

                                                  Very truly yours,



                                                  KPMG Peat Marwick LLP


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